UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

November 25, 2008

Date of report (Date of earliest event reported)

ConAgra Foods, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-7275	47-0248710
(Commission File Number)	(IRS Employer Identification No.)

One ConAgra Drive Omaha, NE	68102
(Address of Principal Executive Offices)	(Zip Code)

(402) 595-4000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

ConAgra Foods, Inc. (the “Company,” “we,” “us” or “our”) has filed this Current Report on Form 8-K in order to update the historical financial statements and Management’s Discussion and Analysis of Financial Condition and Results of Operations (the “MD&A”), for all periods presented in our Annual Report on Form 10-K for the fiscal year ended May 25, 2008 filed with the United States Securities and Exchange Commission (the “Commission”) on July 23, 2008 (the “Form 10-K”), to reflect the changes described below. These changes had no effect on the Company’s reported net income or earnings per share.

As previously reported in our Quarterly Report on Form 10-Q for the quarter ended August 24, 2008 filed with the Commission on October 2, 2008 (the “Form 10-Q”), we have revised our reporting segments. The Form 10-K reported our results of continuing operations in three segments, the Consumer Foods segment, the Food and Ingredients segment, and the International Foods segment. During the first quarter of fiscal 2009, we completed the assimilation of the international operations primarily into the domestic Consumer Foods business and completed the transition of the direct management of the Consumer Foods reporting segment to the Chief Executive Officer. Accordingly, we have begun to report our operations in two reporting segments: Consumer Foods and Commercial Foods (formerly Food and Ingredients). The majority of the former International Foods segment operations are now managed within the Consumer Foods segment.

As required by Statement of Financial Accounting Standards No. 131, “Disclosures about Segments of an Enterprise and Related Information” (“SFAS 131”), our consolidated financial statements issued subsequent to this segment reporting change are required to reflect modifications to our reportable segment information resulting from the revision, including reclassifications of all comparative prior period segment information. Accordingly, the Form 10-Q already reflects the change in segment reporting. We are providing in this Form 8-K reclassified applicable segment information in the footnotes to our financial statements and revised MD&A for each of the prior periods reported in the Form 10-K because those items are being incorporated by reference into a filing with the Commission under the Securities Act of 1933, as amended.

Beginning in the first quarter of fiscal 2009, we began including the earnings (losses) from equity method investments in segment results below operating profit. We have also updated prior period MD&A included in the Form 10-K to reflect this change.

Exhibits 99.1 and 99.2 attached hereto retroactively reflect the reclassifications described above. However, the Company has not updated matters in the Form 10-K except to the extent discussed herein. Certain other events occurring after May 25, 2008 have been disclosed in other public filings made by the Company, including various Current Reports on Form 8-K and the Form 10-Q.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

23.1	Consent of KPMG LLP, Independent Registered Public Accounting Firm.

99.1	Management’s Discussion and Analysis of Financial Condition and Results of Operations

99.2	Consolidated Financial Statements and Supplementary Data

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONAGRA FOODS, INC.

Date: November 25, 2008	By:	/s/ Colleen Batcheler
	Name:	Colleen Batcheler
	Title:	Senior Vice President, General
Counsel and Corporate Secretary

Exhibit Index

Item	Name
23.1	Consent of KPMG LLP, Independent Registered Public Accounting Firm.

99.1	Management’s Discussion and Analysis of Financial Condition and Results of Operations

99.2	Consolidated Financial Statements and Supplementary Data